EXHIBIT 99.1

[OBJECT OMITTED]                                                    News Release

FOR IMMEDIATE RELEASE
January 21, 2003

           Trustmark Announces Record Earnings of $121 Million in 2002 Earnings Per Share Increase 13.4%, Return on Equity reaches 17.9%

     Jackson, Miss. - Trustmark Corporation (NASDAQ:TRMK) announced record earnings of $121.1 million for the year ended December 31, 2002. Basic earnings per share in 2002 were $1.95, up 13.4% compared to $1.72 in 2001. Trustmark's performance during 2002 resulted in a return on average assets of 1.77% and a return on average shareholders' equity of 17.93%. At December 31, 2002, Trustmark reported total loans of $4.6 billion, total assets of $7.1 billion, total deposits of $4.7 billion, and shareholders' equity of $680 million.
     Basic earnings per share were $0.48 in the fourth quarter of 2002 comparing favorably to $0.46 in the fourth quarter of 2001. Net income for the fourth quarter of 2002 totaled $29.3 million. Trustmark's performance for the quarter ended December 31, 2002, resulted in a return on average assets of 1.69% and a return on average shareholders' equity of 17.12%.
     Richard G. Hickson, Chairman and Chief Executive Officer, stated, "Trustmark achieved continued success and made significant progress toward its strategic objectives in 2002 despite a challenging economic and volatile financial environment. We continued to implement and refine our strategic plan to enhance shareholder value by providing solutions to meet the financial needs of our customers. We realigned our consumer, commercial and investment businesses, enhanced our product offerings and refined our delivery channels in an effort to better serve our customers."
     During 2002, Trustmark repurchased approximately 3.3 million shares of its common stock, including approximately 1.2 million shares in the fourth quarter. At December 31, 2002, Trustmark had authorization to repurchase up to an additional 2.9 million shares. The share repurchase program is subject to market conditions and management discretion and will continue to be implemented through open market purchases or privately negotiated transactions.
     Trustmark is a financial services company providing banking and financial solutions through over 150 offices and 2,400 associates in Mississippi and Tennessee. For additional financial information, visit Trustmark's web site at www.trustmark.com.

                                     # # # #

Investor Contacts:  Zach Wasson, Executive Vice President and CFO   601-949-6816
                    Joseph Rein, First Vice President               601-949-6898

Media Contact:      Gray Wiggers, Senior Vice President             601-354-5942

                TRUSTMARK CORPORATION AND SUBSIDIARIES
                  CONSOLIDATED FINANCIAL INFORMATION
                           December 31, 2002
                           ($ in thousands)
                              (unaudited)

                           Quarter Ended Dec. 31,
                           ----------------------
AVERAGE BALANCES              2002        2001     $ Change   % Change
----------------           ----------  ----------  ---------  --------
Securities AFS-taxable     $  946,379   $ 961,937  $ (15,558)   -1.6%
Securities AFS-nontaxable      74,723      96,191    (21,468)  -22.3%
Securities HTM-taxable        491,306     760,677   (269,371)  -35.4%
Securities HTM-nontaxable      89,903      90,382       (479)   -0.5%
                           ----------  ----------  ---------
Total securities            1,602,311   1,909,187   (306,876)  -16.1%
                           ----------  ----------  ---------
Loans                       4,629,574   4,403,155    226,419     5.1%
Fed funds sold
  and rev repos                23,133      15,332      7,801    50.9%
Trading account securities          -           2         (2) -100.0%
                           ----------  ----------  ---------
Total earning assets        6,255,018   6,327,676    (72,658)   -1.1%
                           ----------  ----------  ---------
Allowance for loan losses     (75,334)    (72,809)    (2,525)    3.5%
Cash and due from banks       279,168     264,411     14,757     5.6%
Other assets                  417,860     395,879     21,981     5.6%
                           ----------  ----------  ---------
Total assets               $6,876,712  $6,915,157  $ (38,445)   -0.6%
                           ==========  ==========  =========

Int-bearing demand dep     $  956,895  $  816,943  $ 139,952    17.1%
Savings deposits              752,474     670,309     82,165    12.3%
Time deposits less
  than $100,000             1,286,384   1,303,224    (16,840)   -1.3%
Time deposits of $100,000
  or more                     476,520     543,722    (67,202)  -12.4%
                           ----------  ----------  ---------
Total interest-bearing dep  3,472,273   3,334,198    138,075     4.1%
Fed funds pch and repos       766,711   1,000,332   (233,621)  -23.4%
Short-term borrowings         275,500     604,560   (329,060)  -54.4%
Long-term FHLB advances       458,152     201,359    256,793   127.5%
                           ----------  ----------  ---------
Total interest-bearing
  liabilities               4,972,636   5,140,449   (167,813)   -3.3%
Nonint-bearing deposits     1,155,741   1,048,675    107,066    10.2%
Other liabilities              68,125      60,863      7,262    11.9%
Shareholders' equity          680,210     665,170     15,040     2.3%
                           ----------  ----------  ---------
Total liab and equity      $6,876,712  $6,915,157  $ (38,445)   -0.6%
                           ==========  ==========  =========

                           Year-to-date Dec. 31,
                           ----------------------
AVERAGE BALANCES              2002        2001     $ Change   % Change
----------------           ----------  ----------  ---------  --------
Securities AFS-taxable     $  885,070  $1,078,519  $(193,449)  -17.9%
Securities AFS-nontaxable      81,883      91,750     (9,867)  -10.8%
Securities HTM-taxable        588,193     835,946   (247,753)  -29.6%
Securities HTM-nontaxable      89,698      90,867     (1,169)   -1.3%
                           ----------  ----------  ---------
Total securities            1,644,844   2,097,082   (452,238)  -21.6%
                           ----------  ----------  ---------
Loans                       4,544,611   4,302,485    242,126     5.6%
Fed funds sold
  and rev repos                26,264      24,629      1,635     6.6%
Trading account securities         11          69        (58)  -84.1%
                           ----------  ----------  ---------
Total earning assets        6,215,730   6,424,265   (208,535)   -3.2%
                           ----------  ----------  ---------
Allowance for loan losses     (75,518)    (71,650)    (3,868)    5.4%
Cash and due from banks       280,543     258,776     21,767     8.4%
Other assets                  421,037     376,469     44,568    11.8%
                           ----------  ----------  ---------
Total assets               $6,841,792  $6,987,860  $(146,068)   -2.1%
                           ==========  ==========  =========

Int-bearing demand dep     $  957,410  $  795,890  $ 161,520    20.3%
Savings deposits              735,885     637,973     97,912    15.3%
Time deposits less
  than $100,000             1,311,405   1,308,425      2,980     0.2%
Time deposits of $100,000
  or more                     507,725     587,252    (79,527)  -13.5%
                           ----------  ----------  ---------
Total int-bearing dep       3,512,425   3,329,540    182,885     5.5%
Fed funds pch and repos       788,618   1,117,059   (328,441)  -29.4%
Short-term borrowings         384,481     495,607   (111,126)  -22.4%
Long-term FHLB advances       327,054     351,301    (24,247)   -6.9%
                           ----------  ----------  ---------
Total interest-bearing
  liabilities               5,012,578   5,293,507   (280,929)   -5.3%
Nonint-bearing deposits     1,086,487     966,437    120,050    12.4%
Other liabilities              66,996      72,478     (5,482)   -7.6%
Shareholders' equity          675,731     655,438     20,293     3.1%
                           ----------  ----------  ---------
Total liab and equity      $6,841,792  $6,987,860  $(146,068)   -2.1%
                           ==========  ==========  =========

                                December 31,
                           ----------------------
PERIOD END BALANCES           2002        2001     $ Change   % Change
-------------------        ----------  ----------  ---------  --------
Sec available for sale     $1,262,570  $1,061,495  $ 201,075    18.9%
Sec held to maturity          549,197     792,052   (242,855)  -30.7%
                           ----------  ----------  ---------
Total securities            1,811,767   1,853,547    (41,780)   -2.3%
Loans                       4,617,366   4,524,366     93,000     2.1%
Fed funds sold and
  rev repos                    23,957     137,521   (113,564)  -82.6%
                           ----------  ----------  ---------
Total earning assets        6,453,090   6,515,434    (62,344)   -1.0%
                           ----------  ----------  ---------
Allowance for loan losses     (74,771)    (75,534)       763    -1.0%
Cash and due from banks       357,427     328,779     28,648     8.7%
Intang-other identifiable      22,788      22,216        572     2.6%
Intang-mortgage servicing      48,827      53,471     (4,644)   -8.7%
Intang-goodwill                48,028      41,004      7,024    17.1%
Other assets                  283,317     294,969    (11,652)   -4.0%
                           ----------  ----------  ---------
Total assets               $7,138,706  $7,180,339  $ (41,633)   -0.6%
                           ==========  ==========  =========

Nonint-bearing deposits    $1,251,240  $1,167,437  $  83,803     7.2%
Int-bearing deposits        3,435,056   3,445,928    (10,872)   -0.3%
                           ----------  ----------  ---------
Total deposits              4,686,296   4,613,365     72,931     1.6%
Fed funds pch and repos       954,978   1,037,506    (82,528)   -8.0%
Short-term borrowings         275,959     558,687   (282,728)  -50.6%
Long-term FHLB advances       475,000     225,000    250,000   111.1%
Other liabilities              66,939      60,337      6,602    10.9%
                           ----------  ----------  ---------
Total liabilities           6,459,172   6,494,895    (35,723)   -0.6%
                           ----------  ----------  ---------
Common stock                   12,609      13,273       (664)   -5.0%
Surplus                       188,652      66,083    122,569   185.5%
Retained earnings             470,317     587,387   (117,070)  -19.9%
Accum other comprehensive
  income, net of taxes          7,956      18,701    (10,745)  -57.5%
                           ----------  ----------  ---------
Total shareholders' equity    679,534     685,444     (5,910)   -0.9%
                           ----------  ----------  ---------
Total liab and equity      $7,138,706  $7,180,339  $ (41,633)   -0.6%
                           ==========  ==========  =========

Total int-bearing liab     $5,140,993  $5,267,121  $(126,128)   -2.4%
                           ==========  ==========  =========

                           Quarter Ended Dec. 31,
                           ----------------------
INCOME STATEMENTS             2002        2001      $ Change  % Change
-----------------          ----------- ----------  ---------  --------
Int and fees on loans-FTE  $   75,653  $   82,351  $  (6,698)   -8.1%
Int on securities-taxable      19,365      26,817     (7,452)  -27.8%
Int on securities-tax
  exempt-FTE                    3,262       3,712       (450)  -12.1%
Int on fed funds sold
  and rev repos                    79          78          1     1.3%
Other interest income              22         586       (564)  -96.2%
                           ----------  ----------  ---------
Total interest income-FTE      98,381     113,544    (15,163)  -13.4%
                           ----------  ----------  ---------
Interest on deposits           17,627      25,796     (8,169)  -31.7%
Interest on fed funds
  pch and repos                 2,706       5,427     (2,721)  -50.1%
Other interest expense          5,489       7,216     (1,727)  -23.9%
                           ----------  ----------  ---------
Total interest expense         25,822      38,439    (12,617)  -32.8%
                           ----------  ----------  ---------
Net interest income-FTE        72,559      75,105     (2,546)   -3.4%
Provision for loan losses       3,800       4,600       (800)  -17.4%
                           ----------  ----------  ---------
Net interest income after
  provision-FTE                68,759      70,505     (1,746)   -2.5%
                           ----------  ----------  ---------
Service charges on
  deposit accounts             13,510      12,321      1,189     9.7%
Other acct charges,
  fees and commissions         11,342      10,333      1,009     9.8%
Mortgage servicing fees         4,322       4,383        (61)   -1.4%
Trust service income            2,549       2,232        317    14.2%
Gains on sales of
  loans (Note 2)                3,303       2,674        629    23.5%
Other income (Note 2)           1,268       2,100       (832)  -39.6%
                           ----------  ----------  ---------
Nonint inc-excl sec gains      36,294      34,043      2,251     6.6%
Security gains                  1,019         718        301    41.9%
                           ----------  ----------  ---------
Total noninterest income       37,313      34,761      2,552     7.3%
                           ----------  ----------  ---------
Salaries and emp benefits      30,771      28,590      2,181     7.6%
Net occupancy-premises          3,225       2,942        283     9.6%
Equipment expense               3,728       3,967       (239)   -6.0%
Services and fees               8,694       8,373        321     3.8%
Amtz of intangible
  assets (Note 2)               5,389       3,554      1,835    51.6%
Loan expense                    2,451       2,601       (150)   -5.8%
Other expense                   5,398       7,538     (2,140)  -28.4%
                           ----------  ----------  ---------
Total noninterest expense      59,656      57,565      2,091     3.6%
                           ----------  ----------  ---------
Income before income taxes     46,416      47,701     (1,285)   -2.7%
Tax equivalent adjustment       2,186       2,420       (234)   -9.7%
Income taxes                   14,884      15,872       (988)   -6.2%
                           ----------  ----------  ---------
Net income                 $   29,346  $   29,409  $     (63)   -0.2%
                           ==========  ==========  =========
Earnings per share
     Basic                 $     0.48  $     0.46  $    0.02     4.3%
                           ==========  ==========  =========
     Diluted               $     0.48  $     0.46  $    0.02     4.3%
                           ==========  ==========  =========

Wtd average shares o/s
     Basic                 61,189,525  63,928,942               -4.3%
                           ==========  ==========
     Diluted               61,292,213  64,105,178               -4.4%
                           ==========  ==========

Period end shares o/s      60,516,668  63,705,671               -5.0%
                           ==========  ==========

Dividends per share        $   0.1650  $   0.1500               10.0%
                           ==========  ==========

                           Year-to-date Dec. 31,
                           ----------------------
INCOME STATEMENTS             2002        2001      $ Change  % Change
-----------------          ----------  ----------  ---------  --------
Int and fees on loans-FTE  $  309,986  $  345,589  $ (35,603)  -10.3%
Int on securities-taxable      89,562     123,971    (34,409)  -27.8%
Int on securities-tax
  exempt-FTE                   13,642      14,558       (916)   -6.3%
Int on fed funds sold
  and rev repos                   424         921       (497)  -54.0%
Other interest income           1,390         982        408    41.5%
                           ----------  ----------  ---------
Total interest income-FTE     415,004     486,021    (71,017)  -14.6%
                           ----------  ----------  ---------
Interest on deposits           79,059     126,356    (47,297)  -37.4%
Interest on fed funds
  pch and repos                12,652      42,390    (29,738)  -70.2%
Other interest expense         22,055      40,496    (18,441)  -45.5%
                           ----------  ----------  ---------
Total interest expense        113,766     209,242    (95,476)  -45.6%
                           ----------  ----------  ---------
Net interest income-FTE       301,238     276,779     24,459     8.8%
Provision for loan losses      14,107      13,200        907     6.9%
                           ----------  ----------  ---------
Net interest income after
  provision-FTE               287,131     263,579     23,552     8.9%
                           ----------  ----------  ---------
Service charges on
  deposit accounts             50,056      46,769      3,287     7.0%
Other acct charges,
  fees and commissions         46,208      41,108      5,100    12.4%
Mortgage servicing fees        17,247      16,920        327     1.9%
Trust service income            9,962       9,423        539     5.7%
Gains on sales of
  loans (Note 2)                9,353       9,163        190     2.1%
Other income (Note 2)          (4,524)      6,159    (10,683) -173.5%
                           ----------  ----------  ---------
Nonint inc-excl sec gains     128,302     129,542     (1,240)   -1.0%
Security gains                 13,568       2,448     11,120   454.2%
                           ----------  ----------  ---------
Total noninterest income      141,870     131,990      9,880     7.5%
                           ----------  ----------  ---------
Salaries and emp benefits     119,801     110,540      9,261     8.4%
Net occupancy-premises         12,088      11,576        512     4.4%
Equipment expense              15,085      15,651       (566)   -3.6%
Services and fees              32,414      30,098      2,316     7.7%
Amtz of intangible
  assets (Note 2)              24,275      14,129     10,146    71.8%
Loan expense                    9,765       9,560        205     2.1%
Other expense                  20,413      22,713     (2,300)  -10.1%
                           ----------  ----------  ---------
Total noninterest expense     233,841     214,267     19,574     9.1%
                           ----------  ----------  ---------
Income before income taxes    195,160     181,302     13,858     7.6%
Tax equivalent adjustment       9,052       9,875       (823)   -8.3%
Income taxes                   64,968      60,146      4,822     8.0%
                           ----------  ----------  ---------
Net income                 $  121,140  $  111,281  $   9,859     8.9%
                           ==========  ==========  =========

Earnings per share
     Basic                 $     1.95  $     1.72  $    0.23    13.4%
                           ==========  ==========  =========
     Diluted               $     1.94  $     1.72  $    0.22    12.8%
                           ==========  ==========  =========

Wtd avg shares o/s
     Basic                 62,250,734  64,755,382               -3.9%
                           ==========  ==========
     Diluted               62,416,130  64,876,705               -3.8%
                           ==========  ==========

Period end shares o/s      60,516,668  63,705,671               -5.0%
                           ==========  ==========

Dividends per share        $   0.6150  $   0.5550               10.8%
                           ==========  ==========

                                December 31,
                           ----------------------
NONPERFORMING ASSETS          2002        2001     $ Change   % Change
--------------------       ----------  ----------  ---------  --------
Nonaccrual loans           $   31,642  $   36,901  $  (5,259)  -14.3%
Restructured loans                  -           -          -
                           ----------  ----------  ---------
Total nonperforming loans      31,642      36,901     (5,259)  -14.3%
Other real estate               6,298       5,110      1,188    23.2%
                           ----------  ----------  ---------
Total nonperforming assets     37,940      42,011     (4,071)   -9.7%
Loans past due over 90 days     2,946       2,740        206     7.5%
                           ----------  ----------  ---------
Total nonperforming
  assets plus past
  due over 90 days         $   40,886  $   44,751  $  (3,865)   -8.6%
                           ==========  ==========  =========

                           Quarter Ended Dec. 31,
                           ----------------------
ALLOWANCE FOR LOAN LOSSES     2002        2001     $ Change   % Change
-------------------------  ----------  ----------  ---------  --------
Beginning Balance          $   75,538  $   72,529  $   3,009     4.1%
Adjustments for business
  combinations                      -       2,870     (2,870)
Charge-offs                    (6,754)     (6,272)      (482)    7.7%
Recoveries                      2,187       1,807        380    21.0%
Provision for loan losses       3,800       4,600       (800)  -17.4%
                           ----------  ----------  ---------
Ending Balance             $   74,771  $   75,534  $    (763)   -1.0%
                           ==========  ==========  =========

                           Year-to-date Dec. 31,
                           ----------------------
ALLOWANCE FOR LOAN LOSSES     2002        2001     $ Change   % Change
-------------------------  ----------  ----------  ---------  --------
Beginning Balance          $   75,534  $   65,850  $   9,684    14.7%
Adjustments for business
  combinations                      -      11,578    (11,578)
Charge-offs                   (24,035)    (22,698)    (1,337)    5.9%
Recoveries                      9,165       7,604      1,561    20.5%
Provision for loan losses      14,107      13,200        907     6.9%
                           ----------  ----------  ---------
Ending Balance             $   74,771  $   75,534  $    (763)   -1.0%
                           ==========  ==========  =========

                                      Quarter Ended     Year-to-date
                                     ---------------   ---------------
                                      December 31,      December 31,
                                     ---------------   ---------------
RATIOS                                2002     2001     2002     2001
------                               ------   ------   ------   ------
ROA                                   1.69%    1.69%    1.77%    1.59%
ROE                                  17.12%   17.54%   17.93%   16.98%
Equity generation rate               11.23%   11.82%   12.27%   11.50%
EOP equity/ EOP assets                9.52%    9.55%    9.52%    9.55%
Average equity/average assets         9.89%    9.62%    9.88%    9.38%
Interest margin - Yield - FTE         6.24%    7.12%    6.68%    7.57%
Interest margin - Cost - FTE          1.64%    2.41%    1.83%    3.26%
Net interest margin - FTE             4.60%    4.71%    4.85%    4.31%
Rate on interest-bearing liab         2.06%    2.97%    2.27%    3.95%
Efficiency ratio (Note 2)            54.14%   54.11%   51.63%   53.43%
Expense ratio                         1.48%    1.47%    1.70%    1.32%
Net charge offs/average loans         0.39%    0.40%    0.33%    0.35%
Prov for loan losses/average loans    0.33%    0.41%    0.31%    0.31%
Nonperforming loans/total loans       0.69%    0.82%    0.69%    0.82%
Nonperforming assets/total loans      0.82%    0.93%    0.82%    0.93%
Nonperf assets/total loans+ORE        0.82%    0.93%    0.82%    0.93%
ALL/nonperforming loans             236.30%  204.69%  236.30%  204.69%
ALL/total loans                       1.62%    1.67%    1.62%    1.67%
Net loans/total assets               63.63%   61.96%   63.63%   61.96%

                                        Quarter Ended December 31,
                                        ---------------------------
COMMON STOCK PERFORMANCE                  2002                2001
------------------------                -------             -------
Market value of stock-Close             $23.800             $24.230
Market value of stock-High              $24.300             $24.820
Market value of stock-Low               $20.350             $21.260
Book value of stock                     $ 11.23             $ 10.76
Tangible book value of stock            $  9.25             $  8.93
Market/Book value of stock               211.93%             225.19%
Price/Earnings ratio                      12.50               13.28
Dividend payout                           34.38%              32.61%


                                         Year-to-date December 31,
                                        ---------------------------
COMMON STOCK PERFORMANCE                  2002                2001
------------------------                -------             -------
Market value of stock-Close             $23.800             $24.230
Market value of stock-High              $27.140             $24.820
Market value of stock-Low               $20.350             $19.375
Book value of stock                     $ 11.23             $ 10.76
Tangible book value of stock            $  9.25             $  8.93
Market/Book value of stock               211.93%             225.19%
Price/Earnings ratio                      12.21               14.09
Dividend payout                           31.54%              32.27%


                                               December 31,
                                        ---------------------------
OTHER DATA                                2002                2001
----------                              -------             -------
EOP Employees - FTE                      2,443               2,427


                               Quarter Ended
                           ----------------------
AVERAGE BALANCES            12/31/02    9/30/02    $ Change   % Change
----------------           ----------  ----------  ---------  --------
Securities AFS-taxable     $  946,379   $ 827,947  $ 118,432    14.3%
Securities AFS-nontaxable      74,723      78,540     (3,817)   -4.9%
Securities HTM-taxable        491,306     564,031    (72,725)  -12.9%
Securities HTM-nontaxable      89,903      90,063       (160)   -0.2%
                           ----------  ----------  ---------
Total securities            1,602,311   1,560,581     41,730     2.7%
                           ----------  ----------  ---------
Loans                       4,629,574   4,587,012     42,562     0.9%
Fed funds sold
  and rev repos                23,133      35,001    (11,868)  -33.9%
                           ----------  ----------  ---------
Total earning assets        6,255,018   6,182,594     72,424     1.2%
                           ----------  ----------  ---------
Allowance for loan losses     (75,334)    (75,993)       659    -0.9%
Cash and due from banks       279,168     282,665     (3,497)   -1.2%
Other assets                  417,860     431,083    (13,223)   -3.1%
                           ----------  ----------  ---------
Total assets               $6,876,712  $6,820,349  $  56,363     0.8%
                           ==========  ==========  =========

Int-bearing demand dep     $  956,895  $  986,617  $ (29,722)   -3.0%
Savings deposits              752,474     739,027     13,447     1.8%
Time deposits less
  than $100,000             1,286,384   1,308,381    (21,997)   -1.7%
Time deposits of $100,000
  or more                     476,520     485,620     (9,100)   -1.9%
                           ----------  ----------  ---------
Total interest-bearing dep  3,472,273   3,519,645    (47,372)   -1.3%
Fed funds pch and repos       766,711     729,862     36,849     5.0%
Short-term borrowings         275,500     408,051   (132,551)  -32.5%
Long-term FHLB advances       458,152     325,000    133,152    41.0%
                           ----------  ----------  ---------
Total int-bearing
  liabilities               4,972,636   4,982,558     (9,922)   -0.2%
Nonint-bearing deposits     1,155,741   1,089,755     65,986     6.1%
Other liabilities              68,125      74,127     (6,002)   -8.1%
Shareholders' equity          680,210     673,909      6,301     0.9%
                           ----------  ----------  ---------
Total liab and equity      $6,876,712  $6,820,349  $  56,363     0.8%
                           ==========  ==========  =========

                                Period Ended
                           ----------------------
PERIOD END BALANCES         12/31/02     9/30/02   $ Change   % Change
-------------------        ----------  ----------  ---------  --------
Sec available for sale     $1,262,570  $  940,061  $ 322,509    34.3%
Sec held to maturity          549,197     614,417    (65,220)  -10.6%
                           ----------  ----------  ---------
Total securities            1,811,767   1,554,478    257,289    16.6%
Loans                       4,617,366   4,613,570      3,796     0.1%
Fed funds sold
  and rev repos                23,957     189,056   (165,099)  -87.3%
                           ----------  ----------  ---------
Total earning assets        6,453,090   6,357,104     95,986     1.5%
                           ----------  ----------  ---------
Allowance for loan losses     (74,771)    (75,538)       767    -1.0%
Cash and due from banks       357,427     354,824      2,603     0.7%
Intang-other identifiable      22,788      23,056       (268)   -1.2%
Intang-mortgage servicing      48,827      46,923      1,904     4.1%
Intang-goodwill                48,028      47,982         46     0.1%
Other assets                  283,317     304,958    (21,641)   -7.1%
                           ----------  ----------  ---------
Total assets               $7,138,706  $7,059,309  $  79,397     1.1%
                           ==========  ==========  =========

Nonint-bearing deposits    $1,251,240  $1,237,109  $  14,131     1.1%
Interest-bearing deposits   3,435,056   3,585,085   (150,029)   -4.2%
                           ----------  ----------  ---------
Total deposits              4,686,296   4,822,194   (135,898)   -2.8%
Fed funds pch and repos       954,978     724,016    230,962    31.9%
Short-term borrowings         275,959     429,760   (153,801)  -35.8%
Long-term FHLB advances       475,000     325,000    150,000    46.2%
Other liabilities              66,939      65,705      1,234     1.9%
                           ----------  ----------  ---------
Total liabilities           6,459,172   6,366,675     92,497     1.5%
                           ----------  ----------  ---------
Common stock                   12,609      12,847       (238)   -1.9%
Surplus                       188,652      14,370    174,282  1212.8%
Retained earnings             470,317     651,015   (180,698)  -27.8%
Accum other comprehensive
    income, net of taxes        7,956      14,402     (6,446)  -44.8%
                           ----------  ----------  ---------
Total shareholders' equity    679,534     692,634    (13,100)   -1.9%
                           ----------  ----------  ---------
Total liab and equity      $7,138,706  $7,059,309  $  79,397     1.1%
                           ==========  ==========  =========

Total int-bearing liab     $5,140,993  $5,063,861  $  77,132     1.5%
                           ==========  ==========  =========

                               Quarter Ended
                           ----------------------
INCOME STATEMENTS           12/31/02   9/30/2002   $ Change   % Change
-----------------          ----------  ----------  ---------  --------
Int and fees on loans-FTE  $   75,653  $   78,571  $  (2,918)   -3.7%
Int on securities-taxable      19,365      21,519     (2,154)  -10.0%
Int on securities-tax
  exempt-FTE                    3,262       3,346        (84)   -2.5%
Int on fed funds sold
  and rev repos                    79         150        (71)  -47.3%
Other interest income              22          23         (1)   -4.3%
                           ----------  ----------  ---------
Total interest income-FTE      98,381     103,609     (5,228)   -5.0%
                           ----------  ----------  ---------
Interest on deposits           17,627      19,634     (2,007)  -10.2%
Int on fed funds
  pch and repos                 2,706       3,058       (352)  -11.5%
Other interest expense          5,489       5,636       (147)   -2.6%
                           ----------  ----------  ---------
Total interest expense         25,822      28,328     (2,506)   -8.8%
                           ----------  ----------  ---------
Net interest income-FTE        72,559      75,281     (2,722)   -3.6%
Provision for loan losses       3,800       3,000        800    26.7%
                           ----------  ----------  ---------
Net interest income after
  provision-FTE                68,759      72,281     (3,522)   -4.9%
                           ----------  ----------  ---------
Service charges on
  deposit accounts             13,510      12,725        785     6.2%
Other acct charges,
  fees and commissions         11,342      14,189     (2,847)  -20.1%
Mortgage servicing fees         4,322       4,310         12     0.3%
Trust service income            2,549       2,402        147     6.1%
Gains on sales of
  loans (Note 2)                3,303       2,376        927    39.0%
Other income (Note 2)           1,268      (3,114)     4,382  -140.7%
                           ----------  ----------  ---------
Nonint inc-excl sec gains      36,294      32,888      3,406    10.4%
Security gains                  1,019      12,033    (11,014)  -91.5%
                           ----------  ----------  ---------
Total noninterest income       37,313      44,921     (7,608)  -16.9%
                           ----------  ----------  ---------
Salaries and emp benefits      30,771      30,568        203     0.7%
Net occupancy-premises          3,225       3,168         57     1.8%
Equipment expense               3,728       3,598        130     3.6%
Services and fees               8,694       8,093        601     7.4%
Amtz of intangible
  assets (Note 2)               5,389      15,063     (9,674)  -64.2%
Loan expense                    2,451       2,373         78     3.3%
Other expense                   5,398       5,618       (220)   -3.9%
                           ----------  ----------  ---------
Total noninterest expense      59,656      68,481     (8,825)  -12.9%
                           ----------  ----------  ---------
Income before income taxes     46,416      48,721     (2,305)   -4.7%
Tax equivalent adjustment       2,186       2,188         (2)   -0.1%
Income taxes                   14,884      16,471     (1,587)   -9.6%
                           ----------  ----------  ---------
Net income                 $   29,346  $   30,062  $    (716)   -2.4%
                           ==========  ==========  =========

Earnings per share
     Basic                 $     0.48  $     0.49  $   (0.01)   -2.0%
                           ==========  ==========  =========
     Diluted               $     0.48  $     0.49  $   (0.01)   -2.0%
                           ==========  ==========  =========

Wtd avg shares o/s
     Basic                 61,189,525  61,786,676
                           ==========  ==========
     Diluted               61,292,213  61,961,033
                           ==========  ==========

Period end shares o/s      60,516,668  61,660,409
                           ==========  ==========

Dividends per share        $   0.1650  $   0.1500
                           ==========  ==========

                                Period Ended
                           ----------------------
NONPERFORMING ASSETS        12/31/02    9/30/02    $ Change   % Change
--------------------       ----------  ----------  ---------  --------
Nonaccrual loans           $   31,642  $   30,998  $     644     2.1%
Restructured loans                  -           -          -
                           ----------  ----------  ---------
Total nonperforming loans      31,642      30,998        644     2.1%
Other real estate               6,298       5,983        315     5.3%
                           ----------  ----------  ---------
Total nonperforming assets     37,940      36,981        959     2.6%
Loans past due over 90 days     2,946       3,145       (199)   -6.3%
                           ----------  ----------  ---------
Total nonperforming
  assets plus past
  due over 90 days         $   40,886  $   40,126  $     760     1.9%
                           ==========  ==========  =========

                                Quarter Ended
                           ----------------------
ALLOWANCE FOR LOAN LOSSES   12/31/02    9/30/02    $ Change   % Change
-------------------------  ----------  ----------  ---------  --------
Beginning Balance          $   75,538  $   75,900  $    (362)   -0.5%
Charge-offs                    (6,754)     (5,780)      (974)   16.9%
Recoveries                      2,187       2,418       (231)   -9.6%
Provision for loan losses       3,800       3,000        800    26.7%
                           ----------  ----------  ---------
Ending Balance             $   74,771  $   75,538  $    (767)   -1.0%
                           ==========  ==========  =========

                                                  Quarter Ended
                                            -------------------------
RATIOS                                      12/31/02         9/30/02
------                                      --------         --------
ROA                                           1.69%            1.75%
ROE                                          17.12%           17.70%
Equity generation rate                       11.23%           12.28%
EOP equity/ EOP assets                        9.52%            9.81%
Average equity/average assets                 9.89%            9.88%
Interest margin - Yield - FTE                 6.24%            6.65%
Interest margin - Cost - FTE                  1.64%            1.82%
Net interest margin - FTE                     4.60%            4.83%
Rate on interest-bearing liabilities          2.06%            2.26%
Efficiency ratio                             54.14%           52.12%
Expense ratio                                 1.48%            2.28%
Net charge offs/average loans                 0.39%            0.29%
Provision for loan losses/average loans       0.33%            0.26%
Nonperforming loans/total loans               0.69%            0.67%
Nonperforming assets/total loans              0.82%            0.80%
Nonperforming assets/total loans+ORE          0.82%            0.80%
ALL/nonperforming loans                     236.30%          243.69%
ALL/total loans                               1.62%            1.64%
Net loans/total assets                       63.63%           64.28%


COMMON STOCK PERFORMANCE
------------------------
Market value of stock-Close                 $23.800          $22.800
Market value of stock-High                  $24.300          $26.150
Market value of stock-Low                   $20.350          $21.290
Book value of stock                         $ 11.23          $ 11.23
Tangible book value of stock                $  9.25          $  9.32
Market/Book value of stock                   211.93%          203.03%
Price/Earnings ratio                          12.50            11.73
Dividend payout                               34.38%           30.61%


OTHER DATA
----------
EOP Employees - FTE                           2,443            2,450

NOTES TO CONSOLIDATED FINANCIAL INFORMATION

Note 1- Business Combinations

     On June 28, 2002, Trustmark Corporation announced that Chandler-Sampson Insurance, Inc. was merged into the Bottrell Insurance Agency, Inc., a wholly owned subsidiary of Trustmark National Bank. This business combination, which is not material to Trustmark, was accounted for under the purchase method of accounting and the results of operations have been included in the financial statements from the merger date.

     On December  14,  2001,  Nashoba  Bancshares,  Inc.  (Nashoba) in
     Germantown, Tennessee, was merged with Trustmark in a business combination accounted for by the purchase method of accounting. Nashoba was the holding company for Nashoba Bank in Germantown, Tennessee. At the merger date, Nashoba had $10 million in securities, $147 million in total loans, $163 million in total assets and $132 million in total deposits. The shareholders of Nashoba received $27.55 million in cash in connection with the merger. Excess cost over net assets acquired equaled $17 million of which $3 million and $14 million have been allocated to core deposits and goodwill, respectively. The results of operations have been included in the financial statements from the merger date.

     On April 6, 2001, Barret Bancorp, Inc. (Barret) in Barretville, Tennessee, was merged with Trustmark in a business combination accounted for by the purchase method of accounting. Barret was the holding company for Peoples Bank in Barretville, Tennessee and Somerville Bank and Trust Company in Somerville, Tennessee. At the merger date, Barret had $104 million in securities, $307 million in total loans, $508 million in total assets and $414 million in total deposits. The shareholders of Barret received 2,405,630 shares of Trustmark's common stock along with $51.2 million in cash. Excess cost over net assets acquired equaled $27 million of which $11 million and $16 million have been allocated to core deposits and goodwill, respectively. The results of operations have been included in the financial statements from the merger date.

Note 2 - Efficiency Ratio Calculation

     The efficiency ratio computes the ratio of noninterest expenses to total revenues which include net interest income and noninterest income excluding security gains. Nonrecurring transactions that occurred during the period are excluded from the efficiency ratio computation. The efficiency ratio has been adjusted for the following nonrecurring items:

                                         2002              2001
                                  -----------------  ----------------
                                     4Q       YTD      4Q       YTD
                                  --------  -------  -------  -------
     Gains on sales of loans      $     -   $ 1,090  $ 1,241  $ 5,128

     Other Income
       Valuation adjustments -
         Interest rate contracts  $    47   $(5,980) $ 1,521  $ 3,946

     Amtz of intangible assets
       Impairment of mortgage
         servicing rights         $   744   $ 9,530  $     -  $ 2,000